Exhibit 99.2 Third Quarter 2019 October 30th, 2019

IMPORTANT INFORMATION 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as anticipates, believes, can, could, may, predicts, potential, should, will, estimates, plans, projects, continuing, ongoing, expects, intends, and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled Risk Factors and elsewhere in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed by us with the U.S. Securities and Exchange Commission (SEC). Among the factors that could cause the forward-looking statements in this presentation and/or our financial performance to differ materially from that suggested by the forward- looking statements are: (a) the inherent limitations in internal controls over financial reporting; (b) our ability to remediate any material weaknesses in internal controls over financial reporting completely and in a timely manner; (c) continually changing federal, state, and local laws and regulations could materially adversely affect our business; (d) adverse economic conditions in the United States and worldwide may negatively impact our results; (e) our business could suffer if our access to funding is reduced; (f) significant risks we face implementing our growth strategy, some of which are outside our control; (g) unexpected costs and delays in connection with exiting our personal lending business; (h) our agreement with FCA US LLC may not result in currently anticipated levels of growth, and is subject to certain conditions that could result in termination of the agreement; (i) our business could suffer if we are unsuccessful in developing and maintaining relationships with automobile dealerships; (j) our financial condition, liquidity, and results of operations depend on the credit performance of our loans; (k) loss of our key management or other personnel, or an inability to attract such management and personnel; (l) certain regulations, including but not limited to oversight by the Office of the Comptroller of the Currency, the Consumer Financial Protection Bureau, the European Central Bank, and the Federal Reserve, whose oversight and regulation may limit certain of our activities, including the timing and amount of dividends and other limitations on our business; and (m) future changes in our relationship with Banco Santander which could adversely affect our operations. If one or more of the factors affecting our forward-looking information and statements proves incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements. Therefore, we caution the reader not to place undue reliance on any forward-looking information or statements. The effect of these factors is difficult to predict. Factors other than these also could adversely affect our results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Q3 2019 HIGHLIGHTS 3 » Net income of $233 million, or $0.67 per diluted common share » Total auto originations of $8.4 billion, up 11% YoY » Core retail auto loan originations of $2.6 billion, up 11% YoY » Chrysler Capital loan originations of $3.6 billion, up 52% YoY » Chrysler Capital lease originations of $2.2 billion, down 23% YoY » Chrysler average quarterly penetration rate of 36%, up from 31% YoY » Santander Bank, N.A. program originations of $2.1 billion » Net finance and other interest income of $1.2 billion, up 5% YoY » 30-59 delinquency ratio of 9.5%, down 100 basis points YoY » 59-plus delinquency ratio of 4.7%, down 80 basis points YoY » Retail Installment Contract (“RIC”) gross charge-off ratio of 18.3%, up 70 basis points YoY » Recovery rate of 55.9%, up 590 basis points YoY » RIC net charge-off ratio of 8.1%, down 70 basis points YoY » Troubled Debt Restructuring (“TDR”) balance of $4.2 billion, down 27% YoY » Return on average assets of 2.0%, down from 2.2% YoY » $3.5 billion in asset-backed securities “ABS” » Expense ratio of 2.3%, up from 2.1% YoY » Common equity tier 1 (“CET1”) ratio of 15.4%, down from 16.4% as of September 30, 2018

ECONOMIC INDICATORS 4 U.S. Auto Sales1 Consumer Confidence3 Units in Millions Index Q1 1966=100 2 20 20 Used Sales Quarterly Total New SAAR Retail Max: 101.4 18 17.6 17.318 16 16 100.1 14.2 14.3 14 14 93.2 12 Jun-18, Jun-19, 12 10.4 10.7 10 10 8 8 6 6 ORIGINATIONS 4 4 2 2 Min: 55.3 0 U.S. GDP4 US Unemployment Statistics5% % Max: 4.2 Max:10.0 2.0 CREDIT 3.7 Min: -4.1 Min: 3.5 1 New car: JD Power Index, monthly data as of September 30, 2019 2 Used car: Edmunds’ data, one quarter lag, data as of June 30, 2019 3 University of Michigan, monthly 4 U.S. Bureau of Economic Analysis, one quarter lag, monthly data as of June 30, 2019 5 U.S. Bureau of Labor Statistics, monthly

AUTO INDUSTRY ANALYSIS 5 Used Vehicle Indices1 SC Recovery Rates - - - Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted % 2 3 145 130 Auction Recovery Rate SC Recovery Rate (Quarterly) 139.9 139.9 140 125 55.9% 135 122.4 121.8 120 130 50.0% 51.5% 125 115 SEVERITY 120 110 115 110 105 Industry Net Loss Rates4 Industry 60+ Day Delinquency Rates4% % Subprime Subprime Max: 10.2% Max: 5.9% 5.3 8.2 5.0 7.8 CREDIT Min: 4.0% Min : 2.6% 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only 3 Recovery Rate – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts 4 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-months lag on data, as of July 31, 2019)

DIVERSIFIED UNDERWRITING ACROSS 6 THE CREDIT SPECTRUM Continued strong originations across loan channels Three Months Ended Originations % Variance ($ in Millions) Q3 2019 Q2 2019 Q3 2018 QoQ YoY Total Core Retail Auto $ 2,572 $ 2,414 $ 2,314 7% 11% Chrysler Capital Loans (<640)1 1,500 1,473 1,550 2% (3%) Chrysler Capital Loans (≥640)1 2,119 1,980 836 7% 153% Total Chrysler Capital Retail $ 3,619 $ 3,453 $ 2,386 5% 52% Total Leases2 2,230 2,525 2,893 (12%) (23%) Total Auto Originations3 $ 8,421 $ 8,392 $ 7,593 0% 11% Total Personal Lending 322 343 325 (6%) (1%) Total SC Originations $ 8,743 $ 8,735 $ 7,918 0% 10% Asset Sales4 $ - $ - $ 275 NA NA SBNA Originations4 $ 2,112 $ 1,917 $ 685 10% 208% Average Managed Assets $ 57,379 $ 55,546 $ 52,472 3% 9% 1 Approximate FICOs 2 Includes nominal capital lease originations 3 Includes SBNA Originations 4 Asset Sales and SBNA Originations remain off of SC’s balance sheet, servicing rights retained

FIAT CHRYSLER (FCA) RELATIONSHIP 7 Chrysler Capital average quarterly penetration rate of 36% versus 31% YoY FCA Sales1 Chrysler Penetration Rate (units in millions) (Quarterly Average) YTD Full Year 36.1% 35.7% 2.26 2.25 2.24 32.3% 2.07 31.4% 31.1% 29.4% 27.9% 1.72 1.66 1.58 1.68 1.66 2015 2016 2017 2018 2019 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 1 FCA filings; sales as reported on 09/30/2019

SERVICED FOR OTHERS (SFO) PLATFORM 8 QoQ balance increase driven by strong Chrysler Capital originations and the SBNA program Service for Others Balances, End of Period ($ in millions) Related Party 3rd Party $9,979 $9,195 $9,282 $8,985 $8,744 20% 26% 47% 40% 34% 80% 74% 60% 66% 53% 3Q18 4Q18 1Q19 2Q19 3Q19 Santander Flow Sales $275 SBNA Originations $685 $1,116 $1,036 $1,917 $2,112

Q3 2019 FINANCIAL RESULTS 9 Three Months Ended (Unaudited, Dollars in Thousands, except per share) % Variance September 30, 2019 June 30, 2019 September 30, 2018 QoQ YoY Interest on finance receivables and loans $ 1,273,022 $ 1,261,099 $ 1,227,129 1% 4% Net leased vehicle income 250,109 231,795 194,021 8% 29% Other finance and interest income 9,926 11,437 8,522 (13%) 16% Interest expense 335,212 330,039 285,583 2% 17% Net finance and other interest income $ 1,197,845 $ 1,174,292 $ 1,144,089 2% 5% Provision for credit losses 566,849 430,676 597,914 32% (5%) Profit sharing 18,125 13,345 1,652 36% 997% Total other income 31,293 30,411 24,641 3% 27% Total operating expenses 329,470 280,650 272,342 17% 21% Income before tax $ 314,694 $ 480,032 $ 296,822 (34%) 6% Income tax expense 82,156 111,764 64,874 (26%) 27% Net income $ 232,538 $ 368,268 $ 234,948 (37%) (1%) Diluted EPS ($) $0.67 $ 1.05 $ 0.64 (36%) 5% Average total assets $ 46,915,965 $ 45,700,887 $ 41,985,751 3% 12% Average managed assets $ 57,379,308 $ 55,545,502 $ 52,472,270 3% 9%

DELINQUENCY AND LOSS 10 Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 11.0% 10.5% 9.4% 9.5% 8.4% » 30-59 delinquency ratio down 100 basis points YoY >59 delinquency ratio is down 80 basis points YoY 6.0% » 5.5% 4.7% 4.7% 4.2% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 30-59 >59 Credit: Individually Acquired Retail Installment Contracts, Held for Investment 150.0% 20.2% 19.5% 20.0% 18.3% 17.6% 130.0% 16.1% 15.0% 110.0% » Gross charge-off ratio increased 70 basis points YoY 10.6% 90.0% 10.0% 8.8% » Net charge-off ratio decreased 70 basis points YoY 8.6% 8.1% 6.4% 70.0% » Recovery rate increased 590 basis points YoY 5.0% 60.3% 50.0% 50.0% 55.9% 55.9% 47.3% 0.0% 30.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Gross Charge-off Ratio Net Charge-off Ratio Recovery Rate

CREDIT QUALITY: LOSS DETAIL 11 Q3 2018 to Q3 2019 Retail Installment Contract Net Charge-Off Walk ($ in millions) $35 ($50) $29 ($34) $613 $593 Q3 2018 Gross Loss Balance Recoveries Other Q3 2019 Performance

PROVISION AND RESERVES 12 Q2 2019 to Q3 2019 ALLL Reserve Walk2 ($ in millions) $8 $3 » QoQ allowance decreased $5 million $188 ($204) • New volume, TDR migration1, and performance adjustment were offset by liquidations and other 3,122 $3,117 Q2 2019 New Volume TDR Migration Performance Liquidations & Q3 2019 Adjustment Other Provision Expense and Allowance Ratio ($ in millions) $800 20.0% $691 $700 18.0% $598 $567 $600 $551 16.0% » Allowance ratio decreased 30 bps to 10.5%, driven by $500 $431 lower TDR balances QoQ 14.0% $400 12.0% » Provision for credit losses decreased $31 million YoY $300 11.7% 11.4% 10.0% $200 11.0% 10.8% 10.5% 8.0% $100 $0 6.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Provision for credit losses Allowance Ratio 1 TDR migration – the allowance for assets classified as TDRs or “troubled debt restructuring” takes into consideration expected lifetime losses, typically requiring .additional coverage 2 Explanation of quarter over quarter variance are estimates

TDR BALANCE COMPOSITION BY VINTAGE 13 TDR Balance by Origination Vintage ($ billions) 6.3 6.3 6.1 6.1 2% 5.8 16% 6% 20% 5.4 10% 24% 4.9 26% 14% 1% 4.5 3% 27% 17% 4.2 37% 19% 7% 37% 27% 20% 36% 27% 34% 27% 32% 26% 31% 24% 22% 29% 20% 28% 18% 17% 26% 16% 15% 23% 14% 21% 13% 18% 16% 14% 12% 11% 9% 8% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 2013 & Prior 2014 2015 2016 2017 2018

EXPENSE MANAGEMENT 14 Operating expenses totaled $329 million, an increase of 20 bps in the expense ratio YoY $70,002 10.0% $60,002 $57,379 $55,546 $53,804 $54,433 8.0% $52,472 $50,002 6.0% $40,002 $329 $291 $30,002 $272 $281 $256 4.0% $20,002 2.0% 2.3% 2.1% 2.1% $10,002 1.9% 2.0% $2 0.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Average Managed Assets Total Expenses Expense Ratio ($ millions) ($ millions)

FUNDING AND LIQUIDITY 15 Total funding of $48.8 billion at the end Q3 2019, up 6% from $46.1 billion at the end of Q2 2019 Asset-Backed Securities Financings ($ Billions) ($ Billions) Amortizing Revolving 11.0 19.1 19.6 7.2 7.3 10.5 4.0 5.6 6.5 5.5 Q2 2019 Q3 2019 Q2 2019 Q3 2019 Q2 2019 Q3 2019 Unused Used » $3.5 billion in 1 SDART, 1 DRIVE, and 1 SRT transaction » $18.3 billion in commitments from 12 lenders1 » 50% unused capacity on revolving lines as of Q3 2019 Santander SBNA Originations ($ Billions) ($ Billions) Term Revolving Contingent 2.1 1.9 8.8 7.5 5.3 4.0 0.5 0.5 3.0 3.0 Q2 2019 Q3 2019 Q2 2019 Q3 2019 » $8.8 billion in total commitments » Strong originations through the SBNA program 1 Does not include repo facilities

CAPITAL RATIOS 16 SC has exhibited a strong ability to generate earnings and capital, while growing assets CET1 1 TCE/TA 2 16.4% 16.5% 15.8% 15.8% 15.7% 15.7% 15.7% 15.6% 15.4% 15.3% $ in millions Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Tangible Assets $42,701 $43,851 $44,931 $46,308 $47,168 Tangible Common Equity $7,035 $6,909 $7,043 $7,229 $7,235 1 Common Equity Tier 1 (CET1) Capital Ratio is a non-GAAP financial measure that begins with stockholders’ equity and then adjusts for AOCI, goodwill/intangibles, DTAs, .cash flow hedges and other regulatory exclusions over risk-weighted assets. See appendix for further details. 2 Tangible common equity to tangible assets is a non-GAAP financial measure defined as the ratio of Total equity, excluding Goodwill and intangible assets, to Total assets, .excluding Goodwill and intangible assets

APPENDIX

DIVERSIFIED UNDERWRITING ACROSS THE CREDIT SPECTRUM 18 Originations by Credit (RIC only) ($ in millions) $4,700 $4,733 $5,063 $5,867 $6,192 28% 33% 31% 41% 41% >640 600-640 17% 15% 16% 15% 14% 540-599 27% 26% 26% <540 $3,394 22% 23% $3,642 No FICO 14% 13% 13% 9% 9% Commercial 1 12% 11% 12% 11% 11% 2% 2% 2% 2% 2% 3Q18 4Q18 1Q19 2Q19 3Q19 New/Used Originations (RIC only) ($ in millions) $4,700 $4,733 $5,063 $5,867 $6,192 38% 39% 43% 42% 48% Used New 62% 61% 57% 58% 52% 3Q18 4Q18 1Q19 2Q19 3Q19 Average loan balance in dollars $23,110 $24,097 $23,274 $25,565 $25,627 1 Loans to commercial borrowers; no FICO score obtained

HELD FOR INVESTMENT CREDIT TRENDS 19 Retail Installment Contracts, HFI 33.2% 33.0% 32.9% 32.9% 32.7% 20.3% 19.8% 19.4% 19.0% 18.9% 18.8% 18.4% 18.2% 18.0% 17.9% 17.4% 16.4% 16.2% 16.1% 15.9% 11.2% 11.0% 10.9% 10.9% 10.6% 2.2% 2.1% 1.9% 1.9% 1.9% Commercial Unknown <540 540-599 600-639 >=640 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

EXCLUDING PERSONAL LENDING DETAIL

20

Personal lending earned $38 million before operating expenses and taxes

As of and for the Three Months Ended
(Unaudited, Dollars in Thousands)

	September 30, 2019			June 30, 2019			September 30, 2018		
	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending	Total	Personal Lending	Excluding Personal Lending
Interest on finance receivables and loans	$ 1,273,022	$ 88,449	$ 1,184,573	$ 1,261,099	$ 90,323	$ 1,170,776	$ 1,227,129	$ 84,029	$ 1,143,100
Net leased vehicle income	250,109	-	250,109	231,795	-	231,795	194,021	-	194,021
Other finance and interest income	9,926	-	9,926	11,437	-	11,437	8,522	-	8,522
Interest expense	335,212	11,419	323,793	330,039	12,099	317,940	285,583	11,210	274,373
Net finance and other interest income	$ 1,197,845	$ 77,030	$ 1,120,815	$ 1,174,292	$ 78,224	$ 1,096,068	$ 1,144,089	$ 72,819	$ 1,071,270
Provision for credit losses	$ 566,849	$ (14)	$ 566,863	$ 430,676	$ 1,070	$ 429,606	$ 597,914	$ (135)	$ 598,049
Profit sharing	18,125	-	18,125	13,345	-	13,345	1,652	(5,054)	6,706
Investment gains (losses), net[1]	$ (86,397)	$ (87,454)	$ 1,057	$ (84,787)	$ (84,021)	$ (766)	$ (86,320)	$ (86,775)	$ 455
Servicing fee income	21,447	-	21,447	25,002	-	25,002	26,409	-	26,409
Fees, commissions and other	96,243	48,097	48,146	90,196	46,800	43,396	84,552	48,003	36,549
Total other income	$ 31,293	$ (39,357)	$ 70,650	$ 30,411	$ (37,221)	$ 67,632	$ 24,641	$ (38,772)	$ 63,413
Average gross individually acquired retail installment contracts, held for investment and held for sale	$ 29,450,778	-		$ 29,070,738	-		$ 28,060,492	-	
Average gross personal loans	-	$ 1,343,098		-	$ 1,375,306		-	$ 1,350,852	
Average gross operating leases	$ 16,902,932	$ -		$ 16,043,654	$ -		$ 13,607,010	$ -	

1 The Personal Lending portfolio recorded net investment losses of $87 million in Q3 2019, flat compared Q3 2018, primarily driven by lower of cost or market adjustments which included $102 million in customer default activity, partially offset by a $15 million decrease in market discount, consistent with typical seasonal patterns.

Santander Consumer USA

RECONCILIATION OF NON-GAAP MEASURES 21 (Unaudited, dollars in thousands) September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2018 Total equity $ 7,345,202 $ 7,337,261 $ 7,158,530 $ 7,018,358 $ 7,141,215 Deduct: Goodwill and intangibles 110,683 108,173 115,256 109,251 106,233 Tangible common equity $ 7,234,519 $ 7,229,088 $ 7,043,274 $ 6,909,107 $ 7,034,982 Total assets $ 47,279,015 $ 46,416,093 $ 45,045,906 $ 43,959,855 $ 42,806,955 Deduct: Goodwill and intangibles 110,683 108,173 115,256 109,251 106,233 Tangible assets $ 47,168,332 $ 46,307,920 $ 44,930,650 $ 43,850,604 $ 42,700,722 Equity to assets ratio 15.5% 15.8% 15.9% 16.0% 16.7% Tangible common equity to tangible assets 15.3% 15.6% 15.7% 15.8% 16.5% Total equity $ 7,345,202 $ 7,337,261 $ 7,158,530 $ 7,018,358 $ 7,141,215 Deduct: Goodwill and other intangible assets, net of deferred tax liabilities 150,644 152,264 163,444 161,516 162,643 Deduct: Accumulated other comprehensive income, net (31,836) (21,568) 12,938 33,515 56,601 Tier 1 common capital $ 7,226,394 $ 7,206,565 $ 6,982,148 $ 6,823,327 $ 6,921,971 Risk weighted assets (a) $ 46,870,019 $ 45,849,574 $ 44,260,896 $ 43,547,594 $ 42,256,218 Common Equity Tier 1 capital ratio (b) 15.4% 15.7% 15.8% 15.7% 16.4% a) Under the banking agencies' risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to .broad risk .categories. The aggregate dollar amount in each risk category is multiplied by the associated risk weight of the category. The resulting weighted values .are added together .with .the measure for market risk, resulting in the Company's and the Bank's total Risk weighted assets b) CET1 is calculated under Basel III regulations required as of January 1, 2015.

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